CAVANAL HILL FUNDS

Supplement dated December 31, 2014
to the
Money Market Funds Prospectus
for Select and Premier Shares
dated December 31, 2014

Select Shares of the Cavanal Hill U.S. Treasury Fund and the Cavanal Hill Cash Management Fund are currently not available for sale.

Premier Shares of the U.S. Treasury Fund are currently not available for sale.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.